Back to Form 8-K
Exhibit 10.1
AHCA CONTRACT NO. FA619
AMENDMENT NO. 1

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor" or “Health Plan”, is hereby amended as follows:

1.
All references in the Contract to the Vendor’s company name are hereby changed from HealthEase of Florida, Inc. and/or HealthEase Health Plan of Florida, Inc. to HealthEase of Florida, Inc..  The Vendor’s contact information, including names, addresses and telephone numbers and the Vendor’s FEID number remain unchanged.

2.	Standard Contract, Section III, Item C., Contract Managers, sub-item 2. is hereby amended to now read as follows:

2.	The Vendor’s Contract Manager’s name, address and telephone number for this Contract is as follows:

Geoffrey L. Petrie
Healthease of Florida, Inc.
8735 Henderson Road
Tampa, FL 33614-3988
(813) 865-5038

3.
Attachment I, Scope of Services, is hereby amended to include Exhibit II-A, Revised Capitation Rates, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit II, Capitation Rates, shall hereinafter also refer to Exhibit II-A, Revised Capitation Rates, as appropriate.

4.
Attachment I, Scope of Services, is hereby amended to include Exhibit III-A, September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit III, September 1, 2006 – August 31, 2007 HMO Rates, shall hereinafter also refer to Exhibit III-A, September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, as appropriate.

5.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item C, Expanded Services, sub-item 2 is hereby deleted in its entirety and replaced with the following:

2.           The following is a list of the Health Plan’s Expanded Services:

a.
Annual comprehensive oral exam, x-rays (one (1) per year), two (2) cleanings per year, silver amalgam fillings, one periodontic deep cleaning per year, two (2) periodontic scaling and root planing per year.

b.	Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

c.	Unlimited eye exams and eyeglasses, if medically necessary.

d.	Free approved round trip transportation to medical appointments.

e.	Circumcision up to one (1) year.

 AHCA Contract No. FA619, Amendment No. 1, Page 1 of 2
AHCA Form 2100-0002 (Rev. NOV03)

HealthEase of Florida, Inc. Medicaid HMO Contract

6.           This Amendment shall have an effective date of September 1, 2007, or the date on which bothparties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this nine (9) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Andrew Agwunobi
NAME: Todd S. Farha	NAME: Andrew C. Agwunobi, M.D.
TITLE: CEO	TITLE: Secretary
DATE: 9/4/07	DATE: 9/6/07

List of attachments included as part of this Amendment:

Specify Type	Letter/Number	Description
Exhibit	II-A	Revised Capitation Rates (2 Pages)
Exhibit	III-A	September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates (5 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA619, Amendment No. 1, Page 2 of 2
AHCA Form 2100-0002 (Rev. NOV03)

HealthEase of Florida, Inc. Medicaid HMO Contract d/b/a HealthEase

EXHIBIT II-A
REVISED CAPITATION RATES

A.           Table 2 - General Capitation Rates plus Mental Health Rates:

Area 2 Counties:
County	Provider Number
Liberty	015019342
Jefferson	015019318
Madison	015019322
Wakulla	015019336

B.           Table 4 - General Capitation Rates plus Mental Health Rates and Transportation Rates:

Area 1 Counties:
County	Provider Number
Escambia	015019314
Santa Rosa	015019331

Area 2 Counties:
County	Provider Number
Calhoun	015019340
Gadsden	015019315
Leon	015019320

Area 3 Counties:
County	Provider Number
Citrus	015019309
Lake	015019319
Marion	015019323
Putnam	015019329

Area 4 Counties:
County	Provider Number
Duval	015019313
Volusia	015019335

Area 5 Counties:
County	Provider Number
Pasco	015019302
Pinellas	015019303

Area 6 Counties:
County	Provider Number
Highlands	015019317
Hillsborough	015019300
Manatee	015019301
Polk	015019304

AHCA Contract No. FA619, Exhibit II-A, Page 1 of 2
AHCA Form 2100-0002 (Rev. NOV03)

HealthEase of Florida, Inc. Medicaid HMO Contract d/b/a HealthEase

Area 7 Counties:
County	Provider Number
Brevard	015019308
Orange	015019327
Osceola	015019328
Seminole	015019333

Area 8 Counties:
County	Provider Number
Sarasota	015019332

Area 9 Counties:
County	Provider Number
Martin	015019324
Palm Beach	015019339

Area 10 Counties:
County	Provider Number
Broward	015019337

Area 11 Counties:
County	Provider Number
Miami-Dade	015019338

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA619, Exhibit II-A, Page 2 of 2
AHCA Form 2100-0002 (Rev. NOV03)

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 1
General Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,131.99	202.30	105.58	66.22	135.19	72.29	265.45	167.89	347.47	10,081.87	1,458.88	435.95	201.26	222.08	716.10	703.88	271.50	138.14	112.37
02	1,131.99	202.30	105.58	66.22	135.19	72.29	265.45	167.89	347.47	10,081.87	1,458.88	435.95	201.26	222.08	716.10	703.88	271.50	138.14	112.37
03	1,296.42	233.58	122.13	77.48	156.47	84.50	308.68	196.24	408.68	11,326.29	1,656.79	495.12	233.33	256.55	826.59	816.63	273.34	129.66	105.80
04	1,128.87	203.75	106.78	67.92	136.68	74.01	269.88	171.79	358.59	10,675.98	1,563.58	467.86	220.87	242.36	781.86	772.10	330.41	133.72	109.08
05	1,260.50	227.66	119.09	75.94	152.59	82.61	301.42	191.81	400.30	11,774.49	1,721.01	514.94	241.96	266.53	857.42	846.21	230.22	127.48	104.72
06	1,111.64	201.87	106.04	68.10	135.60	74.02	269.07	171.81	360.32	10,832.05	1,590.31	475.95	225.91	247.84	799.09	790.01	284.19	124.63	101.81
07	1,129.81	204.44	107.10	68.40	137.11	74.43	271.08	172.77	361.05	11,163.75	1,640.70	490.80	233.68	256.10	824.52	815.86	327.20	128.73	105.41
08	1,059.95	192.36	100.83	64.75	129.15	70.40	255.88	163.25	342.35	9,491.26	1,388.78	415.62	196.24	215.38	694.16	685.42	192.02	118.95	97.25
09	1,098.82	197.96	103.63	65.91	132.56	71.62	261.85	166.57	346.99	10,597.24	1,556.56	465.60	221.41	242.54	781.98	773.10	205.98	127.97	104.76
10	1,119.46	203.01	106.51	68.32	136.20	74.23	270.06	172.18	360.84	13,743.01	2,028.53	606.68	290.75	319.15	1,026.77	1,016.73	256.37	143.41	117.45
11	1,448.96	260.41	136.24	86.18	174.38	94.02	343.72	218.26	453.77	14,396.52	2,111.55	631.62	299.15	329.01	1,058.44	1,046.51	336.08	198.00	160.77

TABLE 2
General + Mental Health Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,132.01	202.32	107.22	77.91	146.11	83.21	269.89	172.33	351.22	10,081.95	1,458.96	443.39	249.30	266.06	797.48	734.86	271.71	149.79	124.02
02	1,132.02	202.33	108.49	86.47	148.60	85.70	268.86	171.30	350.43	10,082.03	1,459.04	449.74	280.06	267.29	768.77	728.75	291.70	153.14	127.37
03	1,296.43	233.59	123.45	86.66	162.55	90.58	310.23	197.79	410.02	11,326.36	1,656.86	501.38	269.08	277.06	850.48	827.91	280.19	138.64	114.78
04	1,128.88	203.76	108.15	77.48	143.01	80.34	271.49	173.40	359.98	10,676.09	1,563.69	477.61	276.60	274.33	819.11	789.69	354.96	150.49	125.85
05	1,260.51	227.67	120.30	84.61	160.70	90.72	304.71	195.10	403.08	11,774.54	1,721.06	519.96	274.37	296.20	912.32	867.11	232.95	140.29	117.53
06	1,111.66	201.89	107.89	81.34	147.98	86.40	274.10	176.84	364.57	10,832.12	1,590.38	482.47	268.01	286.38	870.40	817.15	285.50	128.51	105.69
07	1,129.83	204.46	108.88	81.08	148.96	86.28	275.90	177.59	365.12	11,163.81	1,640.76	496.92	273.18	292.26	891.44	841.33	329.79	139.24	115.92
08	1,059.96	192.37	102.09	73.55	134.98	76.23	257.36	164.73	343.63	9,491.33	1,388.85	421.62	230.52	235.05	717.07	696.24	198.87	132.17	110.47
09	1,098.84	197.98	105.18	76.72	139.72	78.78	263.67	168.39	348.57	10,597.31	1,556.63	471.93	257.55	263.28	806.13	784.51	212.83	137.56	114.35
10	1,119.48	203.03	108.43	81.68	145.05	83.08	272.31	174.43	362.79	13,743.10	2,028.62	615.03	338.45	346.52	1,058.65	1,031.78	263.22	151.46	125.50
11	1,448.98	260.43	137.86	97.47	181.86	101.50	345.62	220.16	455.42	14,396.60	2,111.63	638.59	338.94	351.84	1,085.04	1,059.07	343.31	206.05	168.82

TABLE 3
General + MH + Dental Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,132.02	202.33	109.31	82.23	150.59	86.99	271.74	173.97	354.63	10,081.95	1,458.97	445.59	253.12	269.40	800.35	738.28	272.21	152.10	125.50
02	1,132.03	202.34	110.58	90.79	153.08	89.48	270.71	172.94	353.84	10,082.03	1,459.05	451.94	283.88	270.63	771.64	732.17	292.20	155.45	128.85
03	1,296.44	233.60	126.52	93.00	169.14	96.13	313.24	200.46	415.57	11,326.37	1,656.88	504.76	274.93	282.17	854.04	832.15	280.73	141.72	116.76
04	1,128.89	203.77	110.20	81.71	147.39	84.03	274.30	175.89	365.17	10,676.09	1,563.70	479.82	280.43	277.68	822.42	793.64	356.97	153.57	127.83
05	1,260.52	227.69	123.77	91.76	168.12	96.98	311.90	201.49	416.36	11,774.55	1,721.08	524.88	282.89	303.65	919.87	876.10	237.38	148.63	122.88
06	1,111.67	201.90	110.53	86.79	153.63	91.17	277.72	180.05	371.26	10,832.13	1,590.40	485.64	273.51	291.19	874.82	822.42	287.34	133.29	108.76
07	1,129.84	204.47	111.04	85.54	153.58	90.17	278.43	179.84	369.79	11,163.81	1,640.77	500.03	278.58	296.97	894.55	845.04	331.41	142.40	117.95
08	1,059.97	192.38	105.11	79.80	141.46	81.69	260.37	167.40	349.19	9,491.34	1,388.87	424.74	235.93	239.77	720.67	700.54	200.35	135.32	112.48
09	1,098.85	197.99	108.10	82.75	145.98	84.06	265.42	169.94	351.80	10,597.31	1,556.64	474.66	262.28	267.41	807.81	786.52	213.56	139.40	115.53
10	1,119.49	203.04	111.29	87.56	151.15	88.23	274.13	176.05	366.16	13,743.11	2,028.64	618.77	344.93	352.19	1,060.76	1,034.30	265.27	154.03	127.15
11	1,448.99	260.44	141.58	105.13	189.81	108.20	347.23	221.59	458.40	14,396.61	2,111.65	642.83	346.28	358.26	1,088.67	1,063.40	347.71	210.11	171.42

TABLE 4
General + MH + Transportation Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,137.56	203.71	108.08	78.43	148.03	84.47	272.98	174.71	354.40	10,125.36	1,486.99	449.03	251.78	272.18	817.47	751.37	278.48	163.52	132.78
02	1,137.57	203.72	109.35	86.99	150.52	86.96	271.95	173.68	353.61	10,125.44	1,487.07	455.38	282.54	273.41	788.76	745.26	298.47	166.87	136.13
03	1,303.13	235.26	124.49	87.29	164.87	92.09	313.95	200.67	413.86	11,381.17	1,692.25	508.50	272.20	284.79	875.73	848.76	288.81	158.48	127.44
04	1,133.91	205.01	108.93	77.95	144.75	81.48	274.28	175.56	362.87	10,720.46	1,592.34	483.38	279.13	280.59	839.55	806.56	361.93	166.27	135.91
05	1,264.71	228.72	120.95	85.01	162.15	91.67	307.04	196.90	405.49	11,809.84	1,743.85	524.54	276.38	301.18	928.58	880.53	238.83	154.32	126.48
06	1,115.71	202.90	108.52	81.72	149.38	87.31	276.35	178.58	366.89	10,866.95	1,612.87	487.00	270.00	291.30	886.44	830.40	290.82	140.11	113.09
07	1,133.77	205.44	109.49	81.45	150.32	87.17	278.09	179.28	367.38	11,201.13	1,664.85	501.77	275.30	297.53	908.63	855.51	335.43	151.37	123.67
08	1,065.54	193.77	102.95	74.07	136.91	77.49	260.46	167.12	346.83	9,532.67	1,415.54	427.00	232.88	240.88	736.11	711.96	204.95	146.97	119.92
09	1,104.22	199.32	106.02	77.23	141.58	79.99	266.66	170.70	351.65	10,640.50	1,584.51	477.55	260.02	269.38	826.01	800.93	219.75	153.37	124.43
10	1,123.27	203.97	109.01	82.04	146.35	83.94	274.42	176.05	364.96	13,782.23	2,053.89	620.11	340.69	352.05	1,076.67	1,046.66	270.52	169.12	136.76
11	1,452.24	261.24	138.36	97.78	182.98	102.24	347.43	221.56	457.29	14,425.98	2,130.60	642.40	340.62	355.99	1,098.57	1,070.25	348.23	218.56	176.80

TABLE 5
General + Transportation Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,137.54	203.69	106.44	66.74	137.11	73.55	268.54	170.27	350.65	10,125.28	1,486.91	441.59	203.74	228.20	736.09	720.39	278.27	151.87	121.13
02	1,137.54	203.69	106.44	66.74	137.11	73.55	268.54	170.27	350.65	10,125.28	1,486.91	441.59	203.74	228.20	736.09	720.39	278.27	151.87	121.13
03	1,303.12	235.25	123.17	78.11	158.79	86.01	312.40	199.12	412.52	11,381.10	1,692.18	502.24	236.45	264.28	851.84	837.48	281.96	149.50	118.46
04	1,133.90	205.00	107.56	68.39	138.42	75.15	272.67	173.95	361.48	10,720.35	1,592.23	473.63	223.40	248.62	802.30	788.97	337.38	149.50	119.14
05	1,264.70	228.71	119.74	76.34	154.04	83.56	303.75	193.61	402.71	11,809.79	1,743.80	519.52	243.97	271.51	873.68	859.63	236.10	141.51	113.67
06	1,115.69	202.88	106.67	68.48	137.00	74.93	271.32	173.55	362.64	10,866.88	1,612.80	480.48	227.90	252.76	815.13	803.26	289.51	136.23	109.21
07	1,133.75	205.42	107.71	68.77	138.47	75.32	273.27	174.46	363.31	11,201.07	1,664.79	495.65	235.80	261.37	841.71	830.04	332.84	140.86	113.16
08	1,065.53	193.76	101.69	65.27	131.08	71.66	258.98	165.64	345.55	9,532.60	1,415.47	421.00	198.60	221.21	713.20	701.14	198.10	133.75	106.70
09	1,104.20	199.30	104.47	66.42	134.42	72.83	264.84	168.88	350.07	10,640.43	1,584.44	471.22	223.88	248.64	801.86	789.52	212.90	143.78	114.84
10	1,123.25	203.95	107.09	68.68	137.50	75.09	272.17	173.80	363.01	13,782.14	2,053.80	611.76	292.99	324.68	1,044.79	1,031.61	263.67	161.07	128.71
11	1,452.22	261.22	136.74	86.49	175.50	94.76	345.53	219.66	455.64	14,425.90	2,130.52	635.43	300.83	333.16	1,071.97	1,057.69	341.00	210.51	168.75

TABLE 6
General + Dental Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,132.00	202.31	107.67	70.54	139.67	76.07	267.30	169.53	350.88	10,081.87	1,458.89	438.15	205.08	225.42	718.97	707.30	272.00	140.45	113.85
02	1,132.00	202.31	107.67	70.54	139.67	76.07	267.30	169.53	350.88	10,081.87	1,458.89	438.15	205.08	225.42	718.97	707.30	272.00	140.45	113.85
03	1,296.43	233.59	125.20	83.82	163.06	90.05	311.69	198.91	414.23	11,326.30	1,656.81	498.50	239.18	261.66	830.15	820.87	273.88	132.74	107.78
04	1,128.88	203.76	108.83	72.15	141.06	77.70	272.69	174.28	363.78	10,675.98	1,563.59	470.07	224.70	245.71	785.17	776.05	332.42	136.80	111.06
05	1,260.51	227.68	122.56	83.09	160.01	88.87	308.61	198.20	413.58	11,774.50	1,721.03	519.86	250.48	273.98	864.97	855.20	234.65	135.82	110.07
06	1,111.65	201.88	108.68	73.55	141.25	78.79	272.69	175.02	367.01	10,832.06	1,590.33	479.12	231.41	252.65	803.51	795.28	286.03	129.41	104.88
07	1,129.82	204.45	109.26	72.86	141.73	78.32	273.61	175.02	365.72	11,163.75	1,640.71	493.91	239.08	260.81	827.63	819.57	328.82	131.89	107.44
08	1,059.96	192.37	103.85	71.00	135.63	75.86	258.89	165.92	347.91	9,491.27	1,388.80	418.74	201.65	220.10	697.76	689.72	193.50	122.10	99.26
09	1,098.83	197.97	106.55	71.94	138.82	76.90	263.60	168.12	350.22	10,597.24	1,556.57	468.33	226.14	246.67	783.66	775.11	206.71	129.81	105.94
10	1,119.47	203.02	109.37	74.20	142.30	79.38	271.88	173.80	364.21	13,743.02	2,028.55	610.42	297.23	324.82	1,028.88	1,019.25	258.42	145.98	119.10
11	1,448.97	260.42	139.96	93.84	182.33	100.72	345.33	219.69	456.75	14,396.53	2,111.57	635.86	306.49	335.43	1,062.07	1,050.84	340.48	202.06	163.37

TABLE 7
General + Dental + Transportation Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,137.55	203.70	108.53	71.06	141.59	77.33	270.39	171.91	354.06	10,125.28	1,486.92	443.79	207.56	231.54	738.96	723.81	278.77	154.18	122.61
02	1,137.55	203.70	108.53	71.06	141.59	77.33	270.39	171.91	354.06	10,125.28	1,486.92	443.79	207.56	231.54	738.96	723.81	278.77	154.18	122.61
03	1,303.13	235.26	126.24	84.45	165.38	91.56	315.41	201.79	418.07	11,381.11	1,692.20	505.62	242.30	269.39	855.40	841.72	282.50	152.58	120.44
04	1,133.91	205.01	109.61	72.62	142.80	78.84	275.48	176.44	366.67	10,720.35	1,592.24	475.84	227.23	251.97	805.61	792.92	339.39	152.58	121.12
05	1,264.71	228.73	123.21	83.49	161.46	89.82	310.94	200.00	415.99	11,809.80	1,743.82	524.44	252.49	278.96	881.23	868.62	240.53	149.85	119.02
06	1,115.70	202.89	109.31	73.93	142.65	79.70	274.94	176.76	369.33	10,866.89	1,612.82	483.65	233.40	257.57	819.55	808.53	291.35	141.01	112.28
07	1,133.76	205.43	109.87	73.23	143.09	79.21	275.80	176.71	367.98	11,201.07	1,664.80	498.76	241.20	266.08	844.82	833.75	334.46	144.02	115.19
08	1,065.54	193.77	104.71	71.52	137.56	77.12	261.99	168.31	351.11	9,532.61	1,415.49	424.12	204.01	225.93	716.80	705.44	199.58	136.90	108.71
09	1,104.21	199.31	107.39	72.45	140.68	78.11	266.59	170.43	353.30	10,640.43	1,584.45	473.95	228.61	252.77	803.54	791.53	213.63	145.62	116.02
10	1,123.26	203.96	109.95	74.56	143.60	80.24	273.99	175.42	366.38	13,782.15	2,053.82	615.50	299.47	330.35	1,046.90	1,034.13	265.72	163.64	130.36
11	1,452.23	261.23	140.46	94.15	183.45	101.46	347.14	221.09	458.62	14,425.91	2,130.54	639.67	308.17	339.58	1,075.60	1,062.02	345.40	214.57	171.35

TABLE 8
General + Mental Health + Dental + Transportation Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,137.57	203.72	110.17	82.75	152.51	88.25	274.83	176.35	357.81	10,125.36	1,487.00	451.23	255.60	275.52	820.34	754.79	278.98	165.83	134.26
02	1,137.58	203.73	111.44	91.31	155.00	90.74	273.80	175.32	357.02	10,125.44	1,487.08	457.58	286.36	276.75	791.63	748.68	298.97	169.18	137.61
03	1,303.14	235.27	127.56	93.63	171.46	97.64	316.96	203.34	419.41	11,381.18	1,692.27	511.88	278.05	289.90	879.29	853.00	289.35	161.56	129.42
04	1,133.92	205.02	110.98	82.18	149.13	85.17	277.09	178.05	368.06	10,720.46	1,592.35	485.59	282.96	283.94	842.86	810.51	363.94	169.35	137.89
05	1,264.72	228.74	124.42	92.16	169.57	97.93	314.23	203.29	418.77	11,809.85	1,743.87	529.46	284.90	308.63	936.13	889.52	243.26	162.66	131.83
06	1,115.72	202.91	111.16	87.17	155.03	92.08	279.97	181.79	373.58	10,866.96	1,612.89	490.17	275.50	296.11	890.86	835.67	292.66	144.89	116.16
07	1,133.78	205.45	111.65	85.91	154.94	91.06	280.62	181.53	372.05	11,201.13	1,664.86	504.88	280.70	302.24	911.74	859.22	337.05	154.53	125.70
08	1,065.55	193.78	105.97	80.32	143.39	82.95	263.47	169.79	352.39	9,532.68	1,415.56	430.12	238.29	245.60	739.71	716.26	206.43	150.12	121.93
09	1,104.23	199.33	108.94	83.26	147.84	85.27	268.41	172.25	354.88	10,640.50	1,584.52	480.28	264.75	273.51	827.69	802.94	220.48	155.21	125.61
10	1,123.28	203.98	111.87	87.92	152.45	89.09	276.24	177.67	368.33	13,782.24	2,053.91	623.85	347.17	357.72	1,078.78	1,049.18	272.57	171.69	138.41
11	1,452.25	261.25	142.08	105.44	190.93	108.94	349.04	222.99	460.27	14,425.99	2,130.62	646.64	347.96	362.41	1,102.20	1,074.58	352.63	222.62	179.40

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Hillsborough, Manatee, Polk
Area 7	Brevard, Orange, Osceola, Seminole
Area 8	Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

Created on August 10, 2007